Reduction in Workforce (Notes)	9 Months Ended
Sep. 30, 2016
Restructuring and Related Activities [Abstract]
Reduction in Workforce
Reduction in Workforce
On May 10, 2016, the Company’s Board of Directors committed to a program to reduce the Company’s workforce in order to reduce expenses, align its operations with evolving business needs and improve efficiencies. Under this program, the Company undertook an initiative to reduce its workforce by approximately fourteen percent. For the three and nine months ended September 30, 2016, the Company incurred charges of $0.1 million and $0.8 million, respectively, all of which were related to severance costs. As of September 30, 2016, the total has been fully paid out.